SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2003


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


                               0-14334 13-3299127
           (Commission File Number) (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 205
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 930-4900



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT.

     On May 15, 2003, Venus Exploration, Inc. filed Form 8-K disclosing the resignation of KPMG LLP, the independent accountant who had previously audited the Company's financial statements. At the time the Form 8-K was filed, the Company had requested, but not received, a letter from KPMG LLP stating whether they agreed with the statements included under Item 4 of the Form 8-K.

     On May 22, 2003, the Company received a letter from KPMG LLP, addressed to the Securities and Exchange Commission, stating KPMG LLP agreed with the statements included under Item 4 of our Form 8-K dated May 15, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c.   Exhibits

     1.1 Letter dated May 22, 2003, from KPMG LLP addressed to Securities and Exchange Commission.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: MAY 23, 2003                            VENUS EXPLORATION, INC.


                                              BY:  /s/ EUGENE L. AMES, JR.
                                                      --------------------------
                                                   Eugene L. Ames, Jr.
                                                   Chief Executive Officer